Exhibit 99.1

Vahanna Tech Edge Acquisition I Corp. Announces Effectiveness of S-4 Registration Statement and August 25, 2023 Extraordinary General Meeting of Shareholders to Approve Business Combination with Roadzen, Inc.

New York, NY, August 15, 2023 / Business Wire – Vahanna Tech Edge Acquisition I Corp. (Nasdaq: VHNAU, VHNA, VHNAW) (“Vahanna”), a publicly traded special purpose acquisition company, today announced that it will hold an extraordinary general meeting of shareholders of Vahanna at 10:00 a.m., New York time, on August 25, 2023 (the “Extraordianry General Meeting”) to vote on the proposed business combination (the “Business Combination”) with Roadzen, Inc. (“Roadzen” or the “Company”), a global insurance technology company on a mission to transform global auto insurance powered by advanced AI. Subject to the satisfaction or waiver of the closing conditions set forth in the merger agreement, the combined company will be renamed “Roadzen Inc.” (Nasdaq: RDZN, RDZNW) following the closing.

The registration statement on Form S-4 (File No. 333-269747) containing a proxy statement/prospectus (the “Proxy Statement/Prospectus”) relating to the Business Combination filed by Vahanna with the U.S. Securities and Exchange Commission (the “SEC”)was declared effective by the SEC on August 14, 2023. The mailing of the Proxy Statement/Prospectus and related materials was commenced on August 14, 2023 to shareholders of Vahanna as of the record date established for voting on the Business Combination (the “Record Date”).

Vahanna’s Extraordinary General Meeting will be held at 10:00 a.m., New York time, on August 25, 2023 at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 and virtually at https://www.cstproxy.com/vahannatech/sm2023. Shareholders of VHNA as of the Record Date are entitled to notice of, and to vote at, the Extraordinary General Meeting.

Advisors

Winston & Strawn LLP is acting as legal counsel to Roadzen. Mizuho Securities USA LLC (“Mizuho”) and Pi Capital LLC are acting as financial advisors to Vahanna. Gibson, Dunn & Crutcher LLP and DMD Advocates are acting as legal counsels to Vahanna. Sidley Austin LLP is acting as legal counsel to Mizuho, and Sheumack GMA is acting as Fairness Opinion advisor to Vahanna’s board of directors.

About Vahanna

Vahanna Tech Edge Acquisition I Corp. is a blank check company incorporated on April 22, 2021 as a British Virgin Islands business company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

About Roadzen

Roadzen is a leading insurance technology company on a mission to transform global auto insurance powered by advanced AI. At the heart of Roadzen’s mission is its commitment to create transparency, efficiency, and a seamless experience for the millions of end customers who use its products through insurer, OEM, and fleet (such as trucking, delivery, and commercial fleets) partners. Roadzen seeks to accomplish this by combining computer vision, telematics and AI with continually updated data sources to provide a more efficient, effective and informed way of building auto insurance products, processing claims and improving driver safety. Roadzen has been recognized as a top innovator in the insurtech space by Forbes and Financial Express (India).

For materials and information, visit https://www.vahannatech.com/ for Vahanna and https://www.roadzen.io/ for Roadzen.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, Vahanna has filed a registration statement on Form S-4 with the SEC, which includes a proxy statement/prospectus. The registration statement has been declared effective and the proxy statement/prospectus will be distributed to Vahanna’s shareholders in connection with its solicitation of proxies for the vote by Vahanna’s shareholders with respect to the Business Combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination to certain of Roadzen’s shareholders. This press release does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Vahanna’s shareholders and other interested persons are advised to read the definitive proxy statement/prospectus and other documents filed in connection with Business Combination, as these materials will contain important information about Vahanna, Roadzen and the Business Combination.

The definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to the shareholders of Vahanna as of the Record Date. Shareholders can obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to Vahanna’s chief financial officer at 1230 Avenue of the Americas, 16th Floor, New York, NY 10020.

Participants in the Solicitation

Vahanna and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Vahanna’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Vahanna’s directors and officers in Vahanna’s filings with the SEC, including Vahanna’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on April 14, 2023 (as amended by Amendment No. 1 thereto on April 27, 2023), and such information and names of Roadzen’s directors and executive officers are also included in the Registration Statement on Form S-4 filed with the SEC by Vahanna, which includes the proxy statement/prospectus of Vahanna for the Business Combination. Shareholders can obtain copies of Vahanna’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov. Roadzen and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Vahanna in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination are included in the proxy statement/prospectus for the Business Combination.

Forward-Looking Statements

Certain statements, estimates, targets and projections in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events or Vahanna’s or Roadzen’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which Roadzen operates and anticipated growth in demand for Roadzen’s services, projections of Roadzen’s future financial results and other metrics, the satisfaction of closing conditions to the proposed business combination and the timing of the completion of the proposed business combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Vahanna and its management, and Roadzen and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of subsequent definitive agreements with respect to the proposed business combination; (ii) the outcome of any legal proceedings that may be instituted against Vahanna, Roadzen, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Vahanna or Roadzen; (iv) the inability of Roadzen to satisfy other conditions to closing; (v) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (vi) the ability to meet stock exchange listing standards in connection with and following the consummation of the Business Combination; (vii) the risk that the proposed Business Combination disrupts current plans and operations of Roadzen as a result of the announcement and consummation of the Business Combination; (viii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, the ability of the combined company to maintain relationships with customers, suppliers, labor unions and other organizations that have a role in the business of Roadzen and the ability of the combined company to retain its management and key employees; (ix) costs related to the Business Combination; (x) changes in applicable laws or regulations, including those affecting the industries in which the combined company will operate; (xi) the possibility that Roadzen or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xii) Roadzen’s estimates of expenses and profitability; (xiii) the evolution of the markets in which Roadzen competes; (xiv) the ability of Roadzen to implement its strategic initiatives and continue to innovate its existing offerings; (xv) the ability of Roadzen to satisfy regulatory requirements; (xvi) the impact of the COVID-19 pandemic on Roadzen’s and the combined company’s business; and (xvii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Vahanna’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on April 14, 2023 (as amended by Amendment No. 1 thereto filed on April 27, 2023), and other risks and uncertainties indicated from time to time in the definitive proxy statement delivered to Vahanna’s shareholders and related registration statement on Form S-4, including those set forth under “Risk Factors” therein, and other documents to be filed with the SEC by Vahanna.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Vahanna nor Roadzen undertakes any duty to update these forward-looking statements.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Vahanna or Roadzen, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Investor Contacts:

Roadzen: Raghav Kansal (raghav@roadzen.io)

ICR: Michael Bowen & Dhruv Chopra (RoadzenIR@ICRinc.com)

Vahanna: Raahim Don (raahim@vahanna.com)

Media Contacts:

Roadzen: Sanya Soni (sanya@roadzen.io)

ICR: Edmond Lococo (RoadzenPR@ICRinc.com)